UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 3, 2006
                -------------------------------------------------
                     Date of Report (Date of earliest event
                                   reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
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               Registrant's telephone number, including area code:

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

     Effective November 3, 2006, New Frontier Energy, Inc. (the "Company") entered into a Purchase and Sale Agreement (the "Agreement") with Cedar Ridge, LLC. ("Cedar Ridge"), whereby the Company will acquire Cedar Ridge's 36.66667% working interest (29.33336% net revenue interest) in eleven gas and 2 water disposal wells together with 33,949 net acres in the Slater Dome Field located along the eastern edge of the Greater Green River basin in northwest Colorado and south central Wyoming. The properties are entirely within the Company's existing leasehold at the Slater Dome Field. After the transaction is completed the Company will own a 66.66667% working interest in the field. In the transaction, the Company will acquire an estimated proved reserves of 8,214,000 MCF of natural gas. The purchase price for Cedar Ridge's interest is $8,000,000. The anticipated closing date is November 30, 2006.

     The closing of this transaction is contingent upon the satisfaction of several other conditions in the Agreement and, therefore, the Company cannot predict with any certainty whether the transaction memorialized in the Agreement will close.


Item 9.01 Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

     Exhibit No.                      Description
     -----------                      -----------
         10.1          Purchase and Sale Agreement Dated November 3, 2006
         99.1          Press Release Announcing Purchase issued November 6, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  November 8, 2006                NEW FRONTIER ENERGY, INC.

                                  By:  /s/ Les Bates
                                       ----------------------------------------
                                       Treasurer, Chief Accounting and
                                       Financial Officer, Secretary and Director